Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
37.
Subsequent events

acquisition of cost cannabis and t cannabis locations from 1cm

On April 9, 2025, the Company announced that it had entered into an arrangement agreement (the “1CM Agreement”) with 1CM Inc. (“1CM”) pursuant to which it would acquire 32 cannabis retail stores (the “1CM Transaction”) operating under the Cost Cannabis and T Cannabis banners in Ontario, Alberta and Saskatchewan (the “1CM Stores”).

Under the terms of the 1CM Agreement, the Company would acquire, with the option to assign, the 1CM Stores for total consideration of $32.2 million cash, subject to certain adjustments at the closing of the 1CM Transaction. The 1CM Stores are comprised of 2 stores in Alberta, 3 stores in Saskatchewan and 27 stores located in Ontario.

The 1CM Transaction is to be completed by way of an arrangement under the Business Corporations Act (Ontario). On June 16, 2025, 1CM announced the approval of the 1CM Transaction by 1CM shareholders. On June 18, 2025, 1CM announced that the Ontario Superior Court of Justice (Commercial List) approved the plan of arrangement involving SNDL.

On December 15, 2025, the Company announced that it had entered into an amended and restated arrangement agreement (the “1CM A&R Agreement”). Under the 1CM A&R Agreement, the parties have agreed to, among other things, complete the 1CM Transaction in two stages to align with the status of required provincial regulatory approvals. The aggregate purchase price for the 1CM Transaction has not been amended.

The first closing (“First Closing”) involved the sale of 5 cannabis retail stores located in Alberta and Saskatchewan, where the expected regulatory approvals were expected to be forthcoming at closing. The purchase price for the First Closing was $5.0 million cash, subject to certain adjustments at the time of the applicable closing. Pursuant to the 1CM A&R Agreement, the Company paid a $2.0 million non-refundable cash deposit towards the purchase price in respect of the First Closing.

On January 7, 2026, the Company announced the acquisition of the 5 cannabis retail stores located in Alberta and Saskatchewan from 1CM. The transaction represents the completion of the First Closing.

The second closing (“Second Closing”) involved the sale of the remaining 27 cannabis retail stores, each of which are located in Ontario. The purchase price for the Second Closing will be $27.2 million cash, subject to certain adjustments at the time of the applicable closing. In addition, the outside date for completion of the 1CM Transaction has been extended from December 31, 2025 to May 31, 2026. The previously paid $1.0 million cash deposit from April 2025 will be applied towards the purchase price in respect of the Second Closing. It is anticipated that the Second Closing will occur sometime in the first half of 2026, subject to the satisfaction of certain customary closing conditions and obtaining the required regulatory approvals.

Due to the inherent complexity associated with valuations and the timing of the acquisition, the amounts below are provisional and subject to adjustment.

The fair value of consideration paid was as follows:

Provisional
Cash	5,000

The preliminary fair value of the assets and liabilities acquired was as follows:

Provisional
Inventory	385
Prepaid expenses and deposits	10
Right of use assets	554
Property, plant and equipment	1,172
Lease liabilities	(435)
Total identifiable net assets acquired	1,686
Goodwill	3,314
5,000